SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 26, 2004

THQ INC.

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction
of incorporation or organization)

Commission File Number:  0-18813

13-3541686

(I.R.S. employer identification no.)

27001 Agoura Road, Suite 325
Calabasas Hills, California 91301

(Address of principal executive
offices, including zip code)

(818) 871-5000

(Registrant’s telephone number,
including area code)

Item 9.  Regulation FD Disclosure.

On March 26, 2004, the Registrant released the press release attached hereto as Exhibit 99.

Exhibit Number	Description

99*	Press release of THQ Inc. dated March 26, 2004
* Filed herewith.

This information and the exhibit furnished in this Current Report on Form 8-K shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that Section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

THQ INC.

	By:	/S/ Fred A. Gysi
Fred A. Gysi, Chief Financial Officer and Senior Vice President - Finance
Date: March 26, 2004